Supplement dated May 22, 2009 to the Prospectus dated May 1, 2009 for the
Pacific Select Variable Annuity II variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2009, as supplemented.

The purpose of this supplement is to make the following Prospectus modifications:

All references to the Mid-Cap Value Investment Option and Mid-Cap Value Portfolio are removed from the Prospectus.

All references to Portfolio Optimization and the Portfolio Optimization Models are removed from the Prospectus.